UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-26962

Georgia	58-1878070
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

770-980-0888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.	Results of Operations and Financial Condition

On May 13, 2008, A.D.A.M., Inc. announced a correction of its press release for the first quarter ended March 31, 2008. In the May 13, 3008 press release, the Reconciliation of Selected GAAP Measures to Non-GAAP Measures table was incorrect. The corrected press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

Exhibit No.	Description
99.1	Corrected Press Release Regarding Financial Results for the First Quarter Ended March 31, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.

Date: May 14, 2008	By:	/s/ Kevin S. Noland
Kevin S. Noland
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Corrected Press Release Regarding Financial Results for the First Quarter Ended March 31, 2008.